UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

CAREVIEW COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240,Lewisville,TX75067
(Address of principal executive offices and Zip Code)

(972)943-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Thirteenth Amendment to Credit Agreement; Extended Maturity Date

As previously reported, CareView Communications, Inc. (and together with its subsidiaries, as applicable, the “Company”), CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), in its capacity as administrative agent and lender (the “Lender”) entered into that certain Credit Agreement as of June 26, 2015 (the “Credit Agreement”). The Company, Borrower and Lender are sometimes referred to herein collectively as the “Parties.” Any capitalized terms not defined herein shall have the definitions as ascribed in the Credit Agreement.

The Parties subsequently entered into a Modification Agreement to the Credit Agreement as of February 2, 2018 (“Modification Agreement”). The Parties thereafter entered into amendments to the Modification Agreement (“Amendment to MA”) as follows: First Amendment to MA as of May 31, 2018, Second Amendment to MA as of June 14, 2018, Third Amendment to MA as of June 28, 2018, Fourth Amendment to MA as of August 31, 2018, Fifth Amendment to MA as of September 28, 2018, Sixth Amendment to MA as of November 12, 2018, Seventh Amendment to MA as of November 19, 2018, Eighth Amendment to MA as of December 3, 2018, Ninth Amendment to MA as of December 17, 2018, Tenth Amendment to MA as of January 31, 2019, Eleventh Amendment to MA as of February 28, 2019, Twelfth Amendment to MA as of March 29, 2019, Thirteenth Amendment to MA as of April 29, 2019, Fourteenth Amendment to MA as of May 15, 2019, Fifteenth Amendment to MA as of September 30, 2019, Sixteenth Amendment to MA as of November 29, 2019, Seventeenth Amendment to MA as of December 31, 2019, Eighteenth Amendment to MA as of January 17, 2020, Nineteenth Amendment to MA as of January 28, 2020, Twentieth Amendment to MA as of April 17, 2020, Twenty-first Amendment to MA as of September 30, 2020, Twenty-second Amendment to MA as of November 30, 2020, Twenty-third Amendment to MA as of January 31, 2021, Twenty-fourth Amendment to MA as of May 25, 2021, Twenty-fifth Amendment to MA as of November 29, 2021, Twenty-sixth Amendment to MA as of June 23, 2022, Twenty-seventh Amendment to MA as of December 30, 2022, Twenty-eighth Amendment to MA as of February 28, 2023, Twenty-Ninth Amendment to MA as of March 31, 2023, and Thirtieth Amendment to MA as of April 29, 2023.

The Parties also entered into amendments to the Credit Agreement (“Amendment to CA”) as follows: First Amendment to CA as of October 7, 2015, Second Amendment to CA as of February 23, 2018, Third Amendment to CA as of July 13, 2018, Fourth Amendment to CA as of April 9, 2019, Fifth Amendment to CA as of May 15, 2019, Sixth Amendment to CA as of February 6, 2020, Seventh Amendment to CA as of May 31, 2023, Eighth Amendment as of October 24, 2023, Ninth Amendment to CA as of December 11, 2024, Tenth Amendment to CA as of March 21, 2025, Eleventh Amendment to CA as of June 30, 2025, and Twelfth Amendment to CA as of September 30, 2025.

As of December 31, 2025, the Company, the Borrower, the Lender, Steven G. Johnson, President and Chief Executive Officer of the Company, and Dr. James R. Higgins, a director of the Company, entered into a Thirteenth Amendment to CA (the “Thirteenth Amendment to Credit Agreement”), pursuant to which the parties agreed to amend the Credit Agreement to (i) provide that the Maturity Date shall be extended to March 31, 2026.

The foregoing descriptions of the Thirteenth Amendment to Credit Agreement are qualified, in their entirety, by reference to such amendment, a copy of which is attached as Exhibit 10.45 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of direct financial obligations of the Company is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.01	06/26/15
Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on June 30, 2015 (File No. 000-54090))

10.02	10/07/15
First Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on October 13, 2015 (File No. 000-54090))

10.03	02/02/18
Modification Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on February 2, 2018 (File No. 000-54090))

10.04	02/23/18
Second Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.37 to the Company’s Current Report on Form 8-K filed on February 26, 2018 (File No. 000-54090))

10.05	05/31/18
(First) Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.05 to the Company’s Current Report on Form 8-K filed on June 4, 2018 (File No. 000-54090))

10.06	06/14/18
Second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.06 to the Company’s Current Report on Form 8-K filed on June 15, 2018 (File No. 000-54090))

10.07	06/28/18
Third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.08 to the Company’s Current Report on Form 8-K filed on July 5, 2018 (File No. 000-54090))

10.08	07/13/18
Third Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.55 to the Company’s Current Report on Form 8-K filed on July 16, 2018 (File No. 000-54090))

10.09	08/31/18
Fourth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.09 to the Company’s Current Report on Form 8-K filed on September 5, 2018 (File No. 000-54090))

10.10	09/28/18
Fifth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on October 4, 2018 (File No. 000-54090))

10.11	11/12/18
Sixth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on November 16, 2018 (File No. 000-54090))

10.12	11/19/18
Seventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on November 21, 2018 (File No. 000-54090))

10.13	12/03/18
Eighth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on December 6, 2018 (File No. 000-54090))

10.14	12/17/18
Ninth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on December 21, 2018 (File No. 000-54090))

10.15	01/31/19
Tenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on February 5, 2019 (File No. 000-54090))

10.16	02/28/19
Eleventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on March 4, 2019 (File No. 000-54090))

10.17	03/29/19
Twelfth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.186 to the Company’s Annual Report on Form 10-K filed on March 29, 2019 (File No. 000-54090))

10.18	04/09/19
Fourth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on April 15, 2019 (File No. 000-54090))

10.19	04/29/19
Thirteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on May 1, 2019 (File No. 000-54090))

10.20	05/15/19
Fourteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.32 to the Company’s Current Report on Form 8-K filed on May 20, 2019 (File No. 000-54090))

10.21	05/15/29
Fifth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.35 to the Company’s Current Report on Form 8-K filed on May 20, 2019 (File No. 000-54090))

10.22	09/30/19
Fifteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on October 4, 2019 (File No. 000-54090))

10.23	11/29/19
Sixteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on December 5, 2019 (File No. 000-54090))

10.24	12/31/19
Seventeenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on January 7, 2020 (File No. 000-54090))

10.25	01/17/20
Eighteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.25 to the Company’s Current Report on Form 8-K filed on January 23, 2020 (File No. 000-54090))

10.26	01/28/20
Nineteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.27 to the Company’s Current Report on Form 8-K filed on February 3, 2020 (File No. 000-54090))

10.27	02/06/20
Sixth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.43 to the Company’s Current Report on Form 8-K filed on February 10, 2020 (File No. 000-54090))

10.28	04/17/20
Twentieth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.30 to the Company’s Current Report on Form 8-K filed on April 23, 2020 (File No. 000-54090))

10.29	09/30/20
Twenty-first Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.32 to the Company’s Current Report on Form 8-K filed on October 6, 2020 (File No. 000-54090))

10.30	11/30/20
Twenty-second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.33 to the Company’s Current Report on Form 8-K filed on December 4, 2020 (File No. 000-54090))

10.31	01/31/21
Twenty-third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.34 to the Company’s Current Report on Form 8-K filed on February 4, 2021 (File No. 000-54090))

10.32	05/25/21
Twenty-fourth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.35 to the Company’s Current Report on Form 8-K filed on May 27, 2021 (File No. 000-54090))

10.33	11/29/21
Twenty-fifth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.42 to the Company’s Current Report on Form 8-K filed on December 3, 2021 (File No. 000-54090))

10.34	06/23/22
Twenty-sixth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.43 to the Company’s Current Report on Form 8-K filed on June 29, 2022 (File No. 000-54090))

10.35	12/30/22
Twenty-seventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.44 to the Company’s Current Report on Form 8-K filed on December 30, 2022 (File No. 000-54090))

10.36	02/28/23
Twenty-eighth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.45 to the Company’s Current Report on Form 8-K filed on March 2, 2023 (File No. 000-54090))

10.37	03/31/23
Twenty-ninth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.46 to the Company’s Current Report on Form 8-K filed on April 3, 2023 (File No. 000-54090))

10.38	04/29/23
Thirtieth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.47 to the Company’s Current Report on Form 8-K filed on May 2, 2023 (File No. 000-54090))

10.39	05/31/23
Seventh Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on June 6, 2023 (File No. 000-54090))

10.40*	10/24/23
Eighth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC.

10.41	12/11/24
Ninth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on December 17, 2024 (File No. 000-54090))

10.42	03/21/25
Tenth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on March 25, 2025 (File No. 000-54090))

10.43	06/30/25
Eleventh Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on July 2, 2025 (File No. 000-54090))

10.44	09/30/25
Twelfth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC (incorporated herein by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on October 2, 2025 (File No. 000-54090))

10.45*	12/31/25
Thirteenth Amendment to Credit Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, LLC, a Texas limited liability company, and PDL Investment Holdings, LLC.

104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2026	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson
Chief Executive Officer